UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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LEGG MASON PARTNERS INVESTMENT TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEARBRIDGE LARGE CAP GROWTH FUND

One Madison Avenue, 17th Floor

New York, New York 10010

877-6LM-FUND/656-3863

January 28, 2026

Dear Shareholder:

A special meeting (the “Meeting”) of shareholders of ClearBridge Large Cap Growth Fund (the “Fund”), a series of Legg Mason Partners Investment Trust (the “Trust”), is scheduled to be held on April 7, 2026 at 1:00 p.m. (Eastern time). The Meeting will be conducted exclusively online via live webcast.

At the Meeting, shareholders will be asked to consider and vote on the following:

•	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund;

•	To authorize the Fund to rely on a “Manager of Managers” exemptive order; and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

As a shareholder of the Fund, you are being asked to vote on the Proposals. The Board of Trustees of the Trust (the “Board”) has approved each Proposal and unanimously recommends that you vote “FOR” each Proposal. However, before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by April 6, 2026.

If you have any questions about the Proposals to be voted on, please call EQ Fund Solutions, LLC at (800) 290-6424.

Sincerely,

Jane E. Trust
President of the Fund

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of these materials.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains a notice of the special meeting of shareholders (the “Meeting”) of ClearBridge Large Cap Growth Fund (the “Fund”). The booklet also contains a Proxy Statement describing the matters to be considered at the Meeting. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of the Fund as of the record date referenced below. As such a shareholder, you have the right to vote on the Proposals concerning your investment.

Q.	Who is asking for my vote?

A.

The Fund’s Board of Trustees (the “Board”) is asking you to vote at the Meeting on the Proposals. The Board oversees the business and affairs of the Fund and is required by law to act in what the Board believes to be the interest of the Fund’s shareholders.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of Proposals:

•	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund; and

•	To authorize the Fund to rely on a Manager of Managers order.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board recommends that you vote “FOR” each Proposal.

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Q.	Why am I being asked to approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund?

A.

The Fund is currently classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”), which may not be changed without shareholder approval. A fund that is classified as a “diversified” fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. In contrast, the 1940 Act defines a “non-diversified” fund as a fund other than a “diversified” fund, and places no single-issuer limits on the fund due to that classification.

The Russell 1000 Growth Index (the “Index”), the Fund’s performance benchmark, is becoming increasingly concentrated in a small number of large-cap technology companies. As of December 31, 2025, the five largest stocks by weight in the Index were: Nvidia (12.26%), Apple (10.51%), Microsoft (9.69%), Broadcom (4.84%) and Amazon (4.72%). The Fund is not currently permitted to invest in securities at a level reflecting the current market, as represented by the composition of the Index, without exceeding the limits permitted for a “diversified” fund.

Franklin Templeton Fund Adviser, LLC (“FTFA”), the Fund’s investment manager, and ClearBridge Investments, LLC (“ClearBridge”), the Fund’s subadviser, believe that changing the Fund’s classification to “non-diversified” will benefit the Fund by giving it greater flexibility to hold larger positions in certain companies, which will better allow the Fund to take more meaningful positions in securities in which ClearBridge has strong investment convictions and could better allow the Fund to meet its investment objective.

Shareholders should note that to the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a “diversified” fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if ClearBridge had invested Fund assets in a larger number of issuers. ClearBridge will use this increased investment flexibility to take larger positions in the securities of fewer issuers when it believes that doing so could benefit the Fund. If the Proposal is approved, trading costs to implement these changes to the Fund’s portfolio (that is, to take larger positions in certain issuers) are estimated to be in the range of approximately $20,000. Such trading costs, which would principally reflect brokerage fees, would be borne by the Fund.

Q.	What happens if shareholders do not approve the change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund?

A.	If shareholders of the Fund do not approve the change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund, the Fund will continue to operate as a “diversified” fund.

Q.	Why am I being asked to authorize the Fund to rely on the Manager of Managers order?

A.

Shareholders are being asked to authorize the Fund to rely on a “Manager of Managers” exemptive order, which would allow the Fund’s manager to appoint affiliated and unaffiliated subadvisers to provide subadvisory services to the Fund without a shareholder vote, but subject to the approval of the Board. Although the Fund has no present intention to rely on the exemptive order, having the ability to do so would provide more flexibility to hire and terminate subadvisers without requiring the

Fund to incur the expenses associated with the process of soliciting proxies from shareholders.

Q.	What happens if shareholders do not authorize the Fund to rely on the Manager of Managers order?

A.

If shareholders do not approve the Fund’s authority to rely on the Manager of Managers order, the Fund will continue to operate under the requirement that typically requires a shareholder vote before a new subadviser approved by the Board can provide subadvisory services to the Fund.

Q.	Is the Fund paying for this Proxy Statement?

A.

Yes, the costs of the Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and mailing the Proxy Statement, will be borne by the Fund. These costs are estimated at approximately $2.3 million (plus reimbursements of out-of-pocket expenses).

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals can be acted upon. The Board encourages you to participate in the governance of the Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card you received and return in the self-addressed, postage-paid envelope.

•	By virtually attending the Meeting: You can vote your shares on-line at the Meeting. Please see the Question and Answer below regarding how to attend the Meeting.

Q.	How may I attend the Meeting?

A.

The Meeting will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders of record on the Record Date (January 21, 2026) must request the Meeting credentials by emailing attendameeting@equiniti.com. When doing so, please include the name of the Fund in the subject line and include the following information in the body of the email: (1) your full name and address; (2) your control number found on your enclosed proxy card; and (3) your intent to attend the virtual Meeting. Please note, the Meeting will begin promptly at 1:00 p.m., Eastern Time on Tuesday, April 7, 2026.

If you hold your shares through an intermediary (such as a bank, broker or other custodian) as of the record Date, you must register in advance of the Meeting to attend the Meeting virtually. To register, you must submit proof of your proxy power (“Legal Proxy”) from your intermediary reflecting your beneficial ownership of shares in the Fund on the Record Date authorizing you to vote, along with your name and email address to attendameeting@equiniti.com.

Requests for registering to attend the Meeting should be received no later than 12:00 p.m., Eastern Time, on March 31, 2026. Once EQ Fund Solutions, LLC receives your request to attend along with the required information, you will receive a confirmation email from attendameeting@equiniti.com of your registration and the credentials to attend the Meeting virtually and vote.

Shareholders may vote during the Meeting by following the instructions provided in the registration confirmation email you received. The Fund encourages you to access the Meeting a few minutes prior to the start time leaving ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

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Q.	Whom do I call if I have questions?

A.	If you have any questions about the Proposals, or about how to go about voting, please call EQ Fund Solutions, LLC at (800) 290-6424.

It is important that you vote promptly. This will help save the costs of further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by April 6, 2026.

CLEARBRIDGE LARGE CAP GROWTH FUND

One Madison Avenue, 17th Floor

New York, New York 10010

877-6LM-FUND/656-3863

January 28, 2026

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS –

To Be Held On April 7, 2026

A special meeting (the “Meeting”) of the shareholders of ClearBridge Large Cap Growth (the “Fund”) is scheduled to be held on April 7, 2026 at 1:00 p.m. (Eastern time) to consider and vote on the following Proposals, as more fully described in the accompanying Proxy Statement:

PROPOSAL 1.	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund.

PROPOSAL 2.	To authorize the Fund to rely on a Manager of Managers order.

PROPOSAL 3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof

The Fund’s Board of Trustees unanimously recommends that you vote “FOR” each Proposal. Shareholders of record at the close of business on January 21, 2026 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The Meeting will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders of record on the Record Date (January 21, 2026) must request the Meeting credentials by emailing attendameeting@equiniti.com. For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com.

Your votes on the Proposals are important. Please vote your shares as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Proxy Card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Proxy Card to ensure your votes are properly and timely recorded.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETINGS TO BE HELD ON APRIL 7, 2026: The Proxy Statement and your form of proxy card are available at https://vote.proxyonline.com/Franklin/docs.

By order of the Board of Trustees,

Marc A. De Oliveira
Secretary and Chief Legal Officer
January 28, 2026

CLEARBRIDGE LARGE CAP GROWTH FUND

One Madison Avenue, 17th Floor

New York, New York 10010

877-6LM-FUND/656-3863

January 28, 2026

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and each Board member, a “Trustee”) of ClearBridge Large Cap Growth Fund (the “Fund”) of proxies to be voted at a special meeting of shareholders of the Fund (the “Meeting”) which will be held exclusively online via live webcast on April 7, 2026 at 1:00 p.m. Eastern time and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of the Meeting. This Proxy Statement and the accompanying materials are being mailed to shareholders of the Fund on or about January 30, 2026.

The Fund is organized as a series of Legg Mason Investment Trust, a Maryland statutory trust (the “Trust”). The Trust is registered as an investment company.

Shareholders of record of the Fund at the close of business on January 21, 2026 (the “Record Date”) are entitled to vote at the Meeting. As of the close of business on the Record Date, the Fund had the number of shares outstanding set forth in Appendix A. The total net assets of the Fund as of the close of business on the Record Date are set forth in Appendix A

Shareholders are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund. Shareholders will vote as a single class on the Proposals. Shareholders are not entitled to any appraisal rights as the result of any Proposal to be considered at the Meeting.

Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on EACH Proposal. If you vote by telephone or over the Internet, you may be asked to enter a

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unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more Proposals, the shares will be voted “FOR” each such Proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all Proposals at any time before a vote is taken on a Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund’s fiscal year end is November 30. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010 or by calling toll free at 877-6LM-FUND/656-3863. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

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Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

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Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at the Meeting. The holders of outstanding shares entitled to vote and present in person or by proxy representing thirty percent (30%) of the voting power of the Fund shall constitute a quorum. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote shall be counted. A quorum consists of 30% of the voting power of the shares of the Fund on the Record Date, based on each dollar of net asset value of the Fund represented by such shares.

A quorum of the shareholders for the Fund is required in order to take any action with respect to each Proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” each Proposal.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals. All of the proposals are non-routine proposals.

If you hold shares of the Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At

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the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these Proposals. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Franklin Templeton and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of each Proposal. Unless otherwise provided in client guidelines, Franklin Templeton and its affiliates generally intend to vote Fund shares owned in a client account over which Franklin Templeton or an affiliate has discretionary authority in favor of each Proposal. If Franklin Templeton’s ownership, or the ownership of a client account over which Franklin Templeton has discretionary authority, represents a sizeable enough portion of the Fund’s outstanding shares, Franklin Templeton’s vote will ensure that the Proposals for the Fund will be approved. Please see Appendix B for information regarding persons, including Franklin Templeton and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

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Each Proposal requires a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, voting together as a single class. A “1940 Act Majority Vote” of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal for the Fund will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions would effectively be treated as votes “AGAINST” all Proposals.

Please note that broker non-votes are not expected with respect to the matters to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies on the Proposals. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Although not expected, if any broker non-votes are received, they would be treated the same as abstentions and would effectively be counted as votes “AGAINST” all Proposals.

Adjournments and Postponements

The Meeting may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a Proposal to be considered at the Meeting, a vote may be taken on the Proposal

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prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other Proposal. If the Meeting is postponed, the Fund will give notice of the postponement to shareholders. In the event of any inconsistency between this Proxy Statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

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PROPOSAL 1 — TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND

Introduction

You are being asked to approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund. As discussed below, Franklin Templeton Fund Adviser, LLC (“FTFA”), the Fund’s investment manager, and ClearBridge Investments, LLC (“ClearBridge”), the Fund’s subadviser, believe that changing the Fund’s classification to “non-diversified” will benefit the Fund by giving it greater flexibility to hold larger positions in certain companies, which will better allow the Fund to take more meaningful positions in securities in which ClearBridge has strong investment convictions and could better allow the Fund to meet its investment objective.

Changing the Fund’s Classification from “Diversified” to “Non-Diversified”

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a “diversified” fund to a “non-diversified” fund.

A “diversified” fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a “diversified” fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a “diversified” fund may invest more than 5% of its total assets in the

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securities of one issuer. These limits apply at the time a “diversified” fund purchases a security; a “diversified” fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a “non-diversified” fund is not subject to the limits of a “diversified” fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a “diversified” fund.

The Fund currently is classified as a “diversified” fund. The Russell 1000 Growth Index (the “Index”), the Fund’s performance benchmark, is becoming increasingly concentrated in a small number of large-cap technology companies. As of December 31, 2025, the five largest stocks by weight in the Index were: Nvidia (12.26%), Apple (10.51%), Microsoft (9.69%), Broadcom (4.84%) and Amazon (4.72%). The Fund is not currently permitted to invest in securities at a level reflecting the current market, as represented by the composition of the Index, without exceeding the limits permitted for a “diversified” fund.

Shareholders are being asked to approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund, as defined under the 1940 Act. FTFA and ClearBridge believe that changing the Fund’s classification to “non-diversified” will benefit the Fund by giving it greater flexibility to hold larger positions in certain companies. ClearBridge believes that this change will better allow the Fund to take more meaningful positions in securities in which ClearBridge has strong investment convictions and could better allow the Fund to meet its investment objective.

To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a “diversified” fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if ClearBridge had invested Fund assets in a larger number of issuers. ClearBridge will use this increased investment flexibility to take larger

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positions in the securities of fewer issuers when it believes that doing so could benefit the Fund. If the Proposal is approved, trading costs to implement these changes to the Fund’s portfolio (that is, to take larger positions in certain issuers) are estimated to be in the range of approximately $20,000. Such trading costs, which would principally reflect brokerage fees, would be borne by the Fund.

Except for maintaining a more focused portfolio, ClearBridge does not expect the proposed change in the classification of the Fund to substantially affect the manner in which the Fund’s investment program is conducted at this time. Other than the change in the Fund’s classification from “diversified” to “non-diversified,” FTFA and ClearBridge do not propose or anticipate any material change in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

In addition, the Fund is (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (the “Tax Code”). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, ClearBridge has no current intention of investing in the securities of any single issuer beyond the Tax Code limits. Like the 1940 Act limits, the Tax Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from “diversified” to “non-diversified” will become effective when the Fund’s registration statement is revised or supplemented. If shareholders of the Fund do not approve the Proposal, the Fund will continue to operate as a “diversified” fund.

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Board Evaluation

The Board unanimously approved changing the Fund’s classification to a “non-diversified” fund and is recommending that shareholders approve changing the Fund’s classification to a “non-diversified” fund at the Meeting. In determining to recommend that shareholders approve changing the Fund’s classification to a “non-diversified” fund at the Meeting, the Board considered, among other factors, ClearBridge’s statement that ClearBridge believes the Fund would benefit from changing its classification to a “non-diversified” fund because it would allow the Fund greater flexibility to hold larger positions in certain companies that ClearBridge recommends, and better allow the Fund to meet its investment objective. The Board considered that a fund that invests a larger percentage of its assets in a smaller number of issuers could be more susceptible to negative events affecting those issuers, and in that regard, considered ClearBridge’s representation that it believes that the potential benefits of investing more of the Fund’s assets in particular issuers justify the risks of following a “non-diversified” strategy. Additionally, the Board considered ClearBridge’s representation that ClearBridge did not believe that the change would substantially affect the overall risk profile of the Fund.

Required Vote

To become effective, the change of the Fund’s classification to a “non-diversified” fund must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

The Board unanimously recommends that you vote “FOR” Proposal 1.

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PROPOSAL 2—TO AUTHORIZE THE FUND TO RELY ON THE MANAGER OF MANAGERS ORDER

Introduction

You are being asked to authorize the Fund’s use of a “manager of managers” structure that would permit FTFA, the Fund’s manager, or any other entity under common control with FTFA that serves as an adviser to the Fund (together, the “Manager”), subject to the approval of the Board of Trustees, to appoint subadvisers, and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval. Currently, in order for the Manager to appoint a subadviser or materially modify a subadvisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Fund would be able to act more quickly to appoint a subadviser when the Board of the Fund and the Manager believe that the appointment would benefit the Fund.

“Manager of Managers” Structure

Provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. The SEC, however, has issued an exemptive order (the “exemptive order”) to the Manager and any existing or future registered open-end investment company advised by the Manager that permits the Manager to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval (the “Manager of Managers Structure”).

The exemptive order allows the Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Manager (e.g., the Manager and subadvisers are both indirectly wholly owned or partially owned by the same corporate parent, Franklin Resources), and new subadvisers that are not affiliated with the Manager in any way. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new

12

or amended subadvisory agreement for the Fund. In considering a new or existing subadvisory agreement, the Board is required to evaluate any material conflicts that may be present in a subadvisory arrangement. Before the Fund may rely on the exemptive order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Under the Manager of Managers Structure, the Manager would have the overall responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination and replacement. Specifically, the exemptive order requires the Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisers; (d) monitor and evaluate the subadvisers’ performance; and (e) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment objective, policies and restrictions. Under the exemptive order, the Fund must disclose to its shareholders (i) the aggregate fees paid to the Manager and any subadvisers that are wholly-owned by the same corporate parent as the Manager (as noted above, the Fund’s current manager and subadvisers are wholly-owned, indirectly, by Franklin Resources); and (ii) the aggregate fees paid to partially-owned and unaffiliated subadvisers. The replacement of the Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval. In addition, any new subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund would also require shareholder approval.

If the Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would, without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund;

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(2) permit the Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser by providing shareholders with an information statement that contains substantially the same relevant information about the subadviser and the subadvisory agreement that the Fund would be required to send its shareholders in a proxy statement.

Approval of the Manager of Managers Structure will not affect any of the requirements under the federal securities laws that govern the Fund, the Manager, any proposed subadviser or any proposed subadvisory agreement with a subadviser, other than the requirement to have any future subadvisory agreement or amendment to the subadvisory agreement approved at a meeting of the Fund’s shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements with respect to the Fund between the Manager and any subadviser, as well as all changes to any subadvisory agreement.

Approval of this Proposal will not affect the Fund’s fees. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated. If the Fund implements the Manager of Managers Structure, the Manager, pursuant to its management agreement with the Fund, will continue, directly or through subadvisers, to provide the same level of management services to the Fund as it provides currently.

Please note that the Manager does not have any present intention to use the Manager of Managers Structure to appoint additional subadvisers for the Fund or replace the Fund’s subadvisers.

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If the shareholders of the Fund do not approve the use of a “manager of managers” structure, decisions regarding a proposed subadviser for that Fund or a material change to a subadvisory agreement with respect to that Fund will continue to require shareholder approval.

Board Evaluation

The Board, including a majority of the independent trustees, unanimously approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting. In determining to recommend approval of the Proposal, the Board considered, among other factors, that the Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated (including those that are partially or wholly-owned by Frankin Resources) and unaffiliated subadvisers best suited to its needs without incurring potential delays and expense that could be associated with obtaining shareholder approvals. The Board also considered: (1) the Manager’s continued responsibility, subject to Board oversight, to oversee the Fund’s subadvisers; (2) the Manager’s ability to operate in accordance with the conditions of the exemptive order; (3) that the Manager of Managers Structure would not change any fees paid to the Manager by the Fund or fees paid by Fund shareholders; and (4) that Board approval to appoint or replace future subadvisers would still be required

Required Vote

To become effective, the use of the Manager of Managers Structure must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

The Board recommends that you vote “FOR” Proposal 2.

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ADDITIONAL INFORMATION

5% Share Ownership

As of the Record Date (January 21, 2026), the persons listed in Appendix B owned of record the amounts indicated of the shares of the class of Fund indicated in Appendix B.

Security Ownership of Management

As of the Record Date (January 21, 2026), the Board of Trustees and officers of the Fund owned, in the aggregate, less than 1% of the Fund’s outstanding shares.

Service Providers

A list of service providers to the Fund is set forth in Appendix C.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, One Madison Avenue, 17th Floor, New York, New York 10010, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write to the Fund to the attention of the Secretary of the Fund (addressed to One Madison Avenue, 17th Floor, New York, New York 10010). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

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Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”) at the offices of the Fund or at Compliance-MutualfundsETFsSIMs@franklintempleton.com. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Fund. Solicitation may be made by letter or telephone by officers or employees of FTFA or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. FTFA or an affiliate will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. In addition, FTFA, on behalf of the Fund, has retained EQ Fund Solutions, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that EQ Fund Solutions, LLC may solicit proxies personally and by telephone. The mailing service, proxy solicitation costs, and postage and printing costs associated with this Proxy Statement are estimated at approximately $2.3 million (plus reimbursements of out-of-pocket expenses).

Fiscal Year

The fiscal year end of the Fund is November 30.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented at the

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Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, One Madison Avenue, 17th Floor, New York, New York 10010, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by completing, signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Marc A. De Oliveira
Secretary and Chief Legal Officer
January 28, 2026

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Appendix A – Shares Outstanding

As of the Record Date (January 21, 2026), the following number of shares of the Fund were outstanding and entitled to vote:

Class	Shares Outstanding on Record Date	Net Assets
Class A	66,023,796.199	$3,880,218,502.62
Class C	4,120,516.433	$138,737,788.30
Class R	2,643,208.613	$138,847,748.44
Class I	59,004,390.873	$4,273,097,987.02
Class IS	30,446,045.865	$2,221,647,966.77
Class O	10,442,591.293	$759,802,942.48
Total	172,680,549.276	$11,412,352,935.630

Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date. This is referred to as “dollar-weighted” voting.

A-1

Appendix B – 5% Share Ownership

To the knowledge of the Fund, as of January 21, 2026, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Fund indicated:

Name and Address	Class	Shares Held	Percent of Class
BNY MELLON INVESTMENT SERVICING US INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 194061212	A	25,568,096.776	38.73%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	A	12,249,921.476	18.55%

EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	A	4,476,669.086	6.78%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 322466484	A	4,118,278.081	6.24%

Name and Address	Class	Shares Held	Percent of Class

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	C	790,302.751	19.18%

WELLS FARGO CLEARING SVCS LLC A C 1699 0135 2801 MARKET STREET SAINT LOUIS MO 631030000	C	530,207.123	12.87%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 337161100	C	434,639.634	10.55%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 322466484	C	339,915.567	8.25%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 631022188	C	312,635.718	7.59%

Name and Address	Class	Shares Held	Percent of Class

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 073990001	C	304,927.728	7.40%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 921210000	C	239,399.035	5.81%

SAMMONS RETIREMENT SOLUTION 8300 MILLS CIVIC PKWY WEST DES MOINES IA 502663833	R	1,683,878.938	63.71%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	I	12,533,912.272	21.24%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 322466484	I	7,913,210.120	13.41%

Name and Address	Class	Shares Held	Percent of Class

NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 073102010	I	5,362,635.713	9.09%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 921210000	I	4,706,969.571	7.98%

MORGAN STANLEY & CO LLC 1585 BROADWAY NEW YORK NY 100360473	I	4,073,460.370	6.90%

AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS MN 554022405	I	3,934,074.537	6.67%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 337161100	I	3,798,666.012	6.44%

Name and Address	Class	Shares Held	Percent of Class

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 322466484	IS	6,504,053.653	21.36%

NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 073102010	IS	4,960,714.804	16.29%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 073990001	IS	4,818,255.832	15.83%

MAC & CO A C 745507 FBO FT GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 152580000	IS	2,351,399.770	7.72%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAINT STREET SAN FRANCISCO CA 941051905	O	1,225,681.582	11.74%

Name and Address	Class	Shares Held	Percent of Class

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 322466484	O	636,928.898	6.10%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	O	626,745.338	6.00%

WELLS FARGO CLEARING SVCS LLC A C 1699 0135 2801 MARKET STREET SAINT LOUIS MO 631030000	O	579,723.149	5.55%

Appendix C – Service Providers

Investment Manager: Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. FTFA, with offices at One Madison Avenue, 17th Floor, New York, New York 10010, provides administrative and certain oversight services to the Fund. FTFA is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

Subadviser: ClearBridge Investments, LLC (“ClearBridge”) provides the day-to-day portfolio management of the Fund, except for the management of a portion of the Fund’s cash and short-term instruments. ClearBridge has offices at One Madison Avenue, 17th Floor, New York, New York 10010. ClearBridge is an indirect, wholly-owned subsidiary of Franklin Resources

Distributor: Franklin Distributors, LLC (“Franklin Distributors”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund.

Custodian: The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s custodian.

Transfer Agent: Franklin Templeton Investor Services, LLC, located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313, serves as the Fund’s transfer agent.

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Appendix D – Instructions for Signing Proxy Cards

The following general rules for signing voting instruction cards and proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

D-1

PROXY CARD MEETING AGENDA on reverse side VOTER PROFILE:CLEARBRIDGE LARGE CAP GROWTH FUND Voter ID: XXXXXXXX Security ID: XXXXXXXXX Shares to Vote: 0,000.000 Household ID: 000000000 **please call the phone number to the right for more information VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! VOTER CONTROL NUMBER: XXXX XXXX XXXX Vote by Internet: Go to the website below and enter your control number, or simply use your smart phone to scan this QR code. https://vote.proxyonline.com/franklin/20113 Vote by Phone: Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative. (800) 290-6424 Toll Free Vote by Mail: Complete the reverse side of this proxy card and return it in the envelope provided. USPS Postage-Paid Envelope SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 7, 2026 The undersigned hereby appoints Stephen Aspromonte, Rosemary D. Emmens, Tara E. Gormel, Jeanne M. Kelly, Todd Lebo, Thomas C. Mandia, Marc A. De Oliveira, Bryan C. Sutherland, and Jane E. Trust and each of them, proxies of the undersigned with full power of substitution to vote all shares of the ClearBridge Large Cap Growth Fund (the “Fund”) that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at 1:00 p.m. (Eastern time) on April 7, 2026, or at any adjournment or postponement thereof. This meeting will be conducted exclusively online via live webcast. To participate in the Meeting, you must request the meeting credentials by sending an email to attendameeting@equiniti.com. Please include the name of the Fund in the subject line and include the following information in the body of the email: (1.) your full name and address; (2.) your control number found on your enclosed proxy card; and (3.) your intent to attend the virtual Meeting. Please note, the Meeting will begin promptly at 1:00 p.m., Eastern Time on Tuesday, April 7, 2026, please enter the virtual meeting a few minutes earlier. Your request to attend the virtual meeting must be received by 12:00 p.m. March 31, 2026. The votes entitled to be cast by the undersigned will be voted as instructed on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy previously given with respect to the Meeting. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 290-6424. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time. Important Notice Regarding the Availability of Proxy Materials for thE Special Meeting of Shareholders to Be Held on APRIL 7, 2026. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/franklin/docs SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY CARD CLEARBRIDGE LARGE CAP GROWTH FUND NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of Legg Mason Partners Investment Trust, on behalf of the ClearBridge Large Cap Growth Fund. The Board unanimously recommends that you vote “FOR” the proposals. The proxy will be voted as specified by the undersigned. If no specification is made for the proposals, this proxy shall be voted FOR each proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with their judgment of the best interests of the Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING: TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: PROPOSALS: FOR AGAINST ABSTAIN 1.To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund. 2.To authorize the Fund to rely on a “Manager of Managers” order. You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED. THANK YOU FOR CASTING YOUR VOTE.